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                                                                 EXHIBIT 99.02

                                                                        Page 1


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  Series 1994-5

RECEIVABLES

Beginning of the Month Principal Receivables:             $ 1,133,414,640.61
Beginning of the Month Finance Charge Receivables:        $    74,061,173.29
Beginning of the Month Discounted Receivables:            $             0.00
Beginning of the Month Total Receivables:                 $ 1,207,475,813.90

Removed Principal Receivables:                            $             0.00
Removed Finance Charge Receivables:                       $             0.00
Removed Total Receivables:                                $             0.00

Additional Principal Receivables:                         $             0.00
Additional Finance Charge Receivables:                    $             0.00
Additional Total Receivables:                             $             0.00

Discounted Receivables Generated this Period:             $             0.00

End of the Month Principal Receivables:                   $ 1,092,339,143.74
End of the Month Finance Charge Receivables:              $    70,392,707.68
End of the Month Discounted Receivables:                  $             0.00
End of the Month Total Receivables:                       $ 1,162,731,851.42

Special Funding Account Balance                           $             0.00
Aggregate Invested Amount (all Master Trust Series)       $   973,166,666.00
End of the Month Seller Amount                            $   119,172,477.74
End of the Month Seller Percentage                                    10.91%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES

       30-59 Days Delinquent                              $    35,694,909.55
       60-89 Days Delinquent                              $    24,384,381.82
       90+ Days Delinquent                                $    53,127,542.42

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       Total 30+ Days Delinquent                        $ 113,206,833.79
       Delinquent Percentage                                       9.74%

Defaulted Accounts During the Month                     $  10,301,962.51
Annualized Default Percentage                                     10.91%

Principal Collections                                     144,915,405.53
Principal Payment Rate                                            12.79%

Total Payment Rate                                                13.97%

INVESTED AMOUNTS

       Class A Initial Invested Amount                  $ 230,000,000.00
       Class B Initial Invested Amount                  $  20,000,000.00

INITIAL INVESTED AMOUNT                                 $ 250,000,000.00

       Class A Invested Amount                          $ 295,166,666.00
       Class B Invested Amount                          $  28,000,000.00

INVESTED AMOUNT                                         $ 323,166,666.00

FLOATING ALLOCATION PERCENTAGE                                    30.88%
PRINCIPAL ALLOCATION PERCENTAGE                                   30.88%

MONTHLY SERVICING FEE                                   $     437,500.00

INVESTOR DEFAULT AMOUNT                                 $   3,181,256.32

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                       92.00%

       Class A Finance Charge Collections               $   7,133,890.91
       Other Amounts                                    $           0.00

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                                                                          Page 3

TOTAL CLASS A AVAILABLE FUNDS                                  $   7,133,890.91

       Class A Monthly Interest                                $   1,278,440.62
       Class A Servicing Fee                                   $     402,500.00
       Class A Investor Default Amount                         $   2,926,755.81

TOTAL CLASS A EXCESS SPREAD                                    $   2,526,194.48

REQUIRED AMOUNT                                                $           0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                               8.00%

       Class B Finance Charge Collections                      $     621,893.88
       Other Amounts                                           $           0.00

TOTAL CLASS B AVAILABLE FUNDS                                  $     621,893.88

       Class B Monthly Interest                                $     126,175.00
       Class B Servicing Fee                                   $      35,000.00

TOTAL CLASS B EXCESS SPREAD                                    $     460,718.88

EXCESS SPREAD--

TOTAL EXCESS SPREAD                                            $   2,986,913.36

       Excess Spread Applied to Required Amount                $           0.00

       Excess Spread Applied to Class A Investor               $           0.00
       Charge Offs

       Excess Spread Applied to Class B Items                  $     254,500.51

       Excess Spread Applied to Class B Investor               $           0.00
       Charge Offs

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                                                                          Page 4

       Excess Spread Applied to Monthly Cash                     $     19,255.35
       Collateral Fee

       Excess Spread Applied to Cash Collateral                  $          0.00
       Account

       Excess Spread Applied to other amounts owed               $          0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                      $  2,713,157.50

EXCESS FINANCE CHARGES COLLECTIONS--GROUP I--

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                $  7,578,013.57

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS--

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                   $          0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to              $          0.00
       Required Amount

       Excess Finance Charge Collections Applied to              $          0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to              $          0.00
       Class B Items

       Excess Finance Charge Collections Applied to              $          0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to              $          0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to              $          0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to              $          0.00
       other amounts owed Cash Collateral Depositor

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                                                                          Page 5

YIELD AND BASE RATE--

       Base Rate (Current Month)                                           6.32%
       Base Rate (Prior Month)                                             7.13%
       Base Rate (Two Months Ago)                                          7.15%

THREE MONTH AVERAGE BASE RATE                                              6.87%

       Portfolio Yield (Current Month)                                    15.68%
       Portfolio Yield (Prior Month)                                      12.03%
       Portfolio Yield (Two Months Ago)                                   12.51%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.41%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                             $ 41,170,020.38

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

       Class B Principal Collections                             $  3,580,001.77

TOTAL PRINCIPAL COLLECTIONS                                      $ 44,750,022.15

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER
SERIES                                                           $          0.00

CLASS A AMORTIZATION--

       Controlled Amortization Amount                            $ 26,833,334.00
       Deficit Controlled Amortization Amount                    $          0.00

CONTROLLED DISTRIBUTION AMOUNT                                   $ 26,833,334.00

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                                                                          Page 6

CLASS B AMORTIZATION--

       Controlled Amortization Amount                          $           0.00
       Deficit Controlled Amortization Amount                  $           0.00

CONTROLLED DISTRIBUTION AMOUNT                                 $           0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                      $  17,916,688.15
PRINCIPAL SHARING

INVESTOR CHARGE OFFS--

CLASS A INVESTOR CHARGE OFFS                                   $           0.00

CLASS B INVESTOR CHARGE OFFS                                   $           0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                        $           0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                        $           0.00

CASH COLLATERAL ACCOUNT--

       Required Cash Collateral Amount                         $  41,486,666.48
       Available Cash Collateral Amount                        $  41,486,666.48

INTEREST RATE CAP PAYMENTS--

       Class A Interest Rate Cap Payments                      $           0.00
       Class B Interest Rate Cap Payments                      $           0.00

TOTAL DRAW AMOUNT                                              $           0.00
CASH COLLATERAL ACCOUNT SURPLUS                                $           0.00


                                                    First USA Bank, NA,
                                                    as Servicer


                                                    By:  /s/ Tracie H. Klein
                                                         _____________________
                                                         Tracie H. Klein
                                                         First Vice President